DEBT	12 Months Ended
Dec. 31, 2023
DEBT
DEBT

13. DEBT

Debt as of December 31, 2022 and 2023 consisted of the following:

	2022	2023	2023
	RUB	RUB	$
Convertible debt	522	615	6.9
Loans	50,669	127,233	1,418.6
Liabilities under the reverse factoring programs	—	13,636	152.0
Total debt	51,191	141,484	1,577.5
Less: current portion	(21,306)	(92,046)	(1,026.3)
Total debt, non-current portion	29,885	49,438	551.2

Convertible debt

On March 3, 2020, the Company issued and sold $1,250.0 in aggregate principal amount of 0.75% convertible notes due March 3, 2025 at par. The net proceeds to the Group from the sale of the Notes were RUB 82,050 ($1,237.0 at the exchange rate as of the issue date).

On March 7, 2022, the Notes’ delisting event condition was triggered as a result of the trading of Company’s Class A shares on Nasdaq having been suspended for at least five trading days. This resulted in the holders of the Notes having the right to require the redemption of their Notes at par in the full amount of $1,250.0, plus accrued interest. To date the Group has repurchased a total of over 99% of the aggregate principal amount of convertible Notes through a combination of cash and share consideration.

On September 30, 2022 and on October 17, 2022, the Company issued total 2.5 million Class A shares as a partial settlement of its obligations under the share consideration portion of the purchase agreements (Note 14). Such issuance was made in compliance with the provisions of Office of Foreign Assets Control of the US Department of the Treasury (“OFAC”) General License No. 45, issued on July 22, 2022. The Group will use its commercially reasonable efforts to deliver the remaining share consideration of the purchase price when it becomes permissible to do so under applicable laws and regulations.

Having considered all relevant circumstances, including indicators of financial difficulties and the amendment of the terms of the Notes, the Group accounted for the modification of the Notes as a troubled debt restructuring as defined by ASC 470. In June 2022, the Group recognized a gain of $177.4 and a related income tax expense in the amount of $13.1 (RUB 9,305 and RUB 751 as of the date of the transaction, respectively) as the difference between the carrying value of all the Notes and the fair value of the purchase price paid and payable, including the cash component and share consideration. The Group’s remaining obligation in respect of the share consideration was reflected as additional paid-in capital in the consolidated balance sheets. In accordance with the reporting requirements of ASC 470, the Group measured the fair value of the share consideration with reference to its share price as quoted on the Moscow Exchange (Level 1 of the fair value hierarchy). The effect of the gain, net of tax, on basic and diluted net income/(loss) per Class A and Class B shares amounted to RUB 22.68 and nil, respectively for the year ended December 31, 2022.

The Group recognized RUB 2,213, RUB 585 and nil as interest expense related to amortization of the debt discount and issuance expenses and RUB 691, RUB 335 and nil as interest expense related to the contractual interest coupon of the convertible debt for the years ended December 31, 2021, 2022 and 2023, respectively. The effective interest rate on the liability component of the convertible debt for the years ended December 31, 2021 and 2022 was 3.4% and 1.8%, respectively.

Loans

In 2022, the Group funded the cash component of the Notes primarily by means of a RUB-denominated loan in the amount of RUB 49,885 maturing in June 2025. In June 2023, the Group partially repaid the loan in the amount of RUB 20,000.

In 2023, the Group also signed several loan agreements maturing in years 2024 to 2028, the used and unused balance of which amounted to RUB 97,348 and RUB 118,408, respectively, as of December 31, 2023. All these signed agreements are related to the businesses to be divested in the Sale.